Exhibit 10.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is entered into as of May 28, 2014 (“Effective Date”) by and between ReGenX Biosciences, LLC, a limited liability company organized under the laws of the State of Delaware, with offices at 750 17th Street, NW, Suite 1100, Washington, DC 20006 (“Licensor”), and Voyager Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, with offices at 75 Sidney Street, Cambridge, MA 02139 (“Licensee”).  Licensor and Licensee are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor has rights under certain patents pertaining to various recombinant adeno-associated virus vectors;

WHEREAS, Licensee desires to obtain from Licensor, and Licensor is willing to grant to Licensee, (a) a non-exclusive research license to conduct certain research to identify and select Specified Vectors for specified indications and (b) an option to obtain a non-exclusive license to research, develop, and commercialize Licensed Products for specified indications under the terms set forth herein;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE 1:  DEFINITIONS

1.1                               “AAVrh10” means (a) the recombinant adeno-associated virus serotype rh10 vector with the specified sequence set forth in GenBank [***] and (b) any recombinant adeno-associated virus derivatives of such serotype rh10 vector that are covered by the claims of the Licensed Research Patents.

1.2                               “AAV Materials” means recombinant adeno-associated virus serotype vectors, and any materials that are made or used for the sole purpose of making recombinant adeno-associated virus serotype vectors, in each case, which, in the absence of the license granted pursuant to Section 2.1, would infringe or is covered by at least one Valid Claim of the Licensed Research Patents in the country of manufacture or use.

1.3                               “Affiliate” means any legal entity directly or indirectly, during the term of this Agreement, controlling, controlled by, or under common control with another entity.  For purposes of this Agreement, “control” means the direct or indirect ownership of more than 50% of the outstanding voting securities of a legal entity, or the right to receive more than 50% of the profits or earnings of a legal entity, or the right to control the policy decisions of a legal entity.  For clarity, an entity may be or become an Affiliate of an entity and may cease to be an Affiliate of an entity, in each case, during the term of this Agreement.  Notwithstanding the foregoing, any person or entity that would otherwise qualify as an Affiliate of Licensee hereunder by this definition will not be deemed to be, and will not be treated as, an Affiliate of Licensee if (i) the primary business of such person or entity is investing in securities, debt, or other investment vehicles; provided that a person or entity that satisfies the criteria under this clause (i) who, directly or indirectly, during the term of this Agreement, controls Licensee will be deemed an Affiliate under Sections 6.6 and 8.4.1 during the period of time in which such person or entity

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

controls Licensee; or (ii) such person or entity is a portfolio company of a person or entity that satisfies the criteria under clause (i).  Licensee represents and warrants that, as of the Effective Date, Third Rock Ventures and its related funds satisfy the criteria under clause (i) of the preceding sentence; and, as such, the Parties agree that, for so long as the foregoing representation and warranty remains true, Third Rock Ventures and its related funds will be excluded from classification as Affiliates of Licensee under this Agreement to the extent provided in the immediately prior sentence.

1.4                               “Calendar Quarter” means each three-month period or any portion thereof, beginning on January 1, April 1, July 1, and October 1.

1.5                               “Commercial Field” means the treatment or prevention of a Disease Indication (if and when a Commercial Option is exercised for such Disease Indication by Licensee under Section 2.3) in human beings by in vivo gene therapy with the applicable Specified Vector selected for the applicable Disease Indication.

1.6                               “Commercial Option” has the meaning set forth in Section 2.3.

1.7                               “Confidential Information” means and includes all technical information, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, animate and inanimate materials, data, processes, finances, business operations or affairs, and other proprietary ideas, whether or not patentable or copyrightable, of either Party that are (a) marked or otherwise identified as confidential or proprietary at the time of disclosure in writing; or (b) if disclosed orally, visually, or in another non-written form, identified as confidential at the time of disclosure and summarized in reasonable detail in writing as to its general content within 30 days after original disclosure.  The Parties acknowledge that (i) the terms and conditions of this Agreement and (ii) the records and reports referred to in Section 3.7 will be deemed the Confidential Information of both Parties, regardless of whether such information is marked or identified as confidential.  Notwithstanding the foregoing, Confidential Information will not include the following, in each case, to the extent evidenced by competent written proof of the Receiving Party:

1.7.1                     information that was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

1.7.2                     information that was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

1.7.3                     information that became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of the Receiving Party in breach of this Agreement;

1.7.4                     information that is independently discovered or developed by the Receiving Party without the use of Confidential Information of the Disclosing Party; or

1.7.5                     information that was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.8                               “Disclosing Party” has the meaning set forth in Section 5.1.

1.9                               “Disease Indication(s)” means one or more of the following indications: (a) Friedreich’s Ataxia that is treated or prevented by administration of the applicable recombinant adeno-associated virus serotype vector directly to the central nervous system (brain and spinal cord) (“Friedreich’s Ataxia (CNS)”), (b) Friedreich’s Ataxia that is treated or prevented by administration of the applicable recombinant adeno-associated virus serotype vector by any route except administration directly to the central nervous system (brain and spinal cord) (“Friedreich’s Ataxia (Systemic)”), (c) Huntington’s Disease, and (d) Amyotrophic Lateral Sclerosis.

1.10                        “Domain Antibody” [***].

1.11                        “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.12                        “GSK Agreement” means that certain License Agreement entered into between Licensor and SmithKline Beecham Corporation, effective on March 6, 2009, as amended by that certain Amendment to License Agreement dated April 15, 2009, and as amended from time to time.

1.13                        “Licensed Commercial Patents” means, on a Specified Vector-by-Specified Vector basis, to the extent they cover such Specified Vector, (a) all United States patents and patent applications listed in Exhibit D (or on Exhibit A, until such time as this Agreement is amended to add Exhibit D in accordance with Section 2.3.3), including patents arising or issuing from such patent applications; and (b) any re-examination certificates thereof, and their foreign counterparts and extensions, continuations, divisionals, and re-issue applications; provided that “Licensed Commercial Patents” will not include any claim of a patent or patent application covering any Manufacturing Technology.

1.14                        “Licensed Patents” means the Licensed Commercial Patents or Licensed Research Patents, as applicable.

1.15                        “Licensed Product” means (a) any product using the applicable Specified Vector capsid protein that is made, made for, used, sold, offered for sale, or imported by Licensee, its Affiliates, and any of its or their Sublicensees, the manufacture, use, sale, offer for sale, or import of which product, in the absence of the license granted pursuant to this Agreement, would infringe or is covered by at least one Valid Claim of the Licensed Commercial Patents in the country of manufacture, use, sale, offer for sale, or import; or (b) any service sold by Licensee, its Affiliates, and any of its or their Sublicensees with respect to the administration of any product using the applicable Specified Vector capsid protein to patients that, in the absence of the licenses granted pursuant to this Agreement, would infringe or is covered by at least one Valid Claim of the Licensed Commercial Patents in the country of sale.

1.16                        “Licensed Research Patents” means (a) all United States patents and patent applications listed in Exhibit A, including patents arising or issuing from such patent applications; and (b) any re-examination certificates thereof, and their foreign counterparts and extensions, continuations,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

divisionals, and re-issue applications; provided that “Licensed Research Patents” will not include any claim of a patent or patent application covering any Manufacturing Technology.

1.17                        “Manufacturing Technology” means any and all patents, patent applications, know-how, and all intellectual property rights associated therewith that are owned or controlled by Licensor, and including all tangible embodiments thereof, that are necessary or useful for the manufacture of adeno-associated viruses, adeno-associated virus vectors, research or commercial reagents related thereto, Licensed Products, or other products, including manufacturing processes, technical information relating to the methods of manufacture, protocols, standard operating procedures, batch records, assays, formulations, quality control data, specifications, scale up, any and all improvements, modifications, and changes thereto, and any and all activities associated with such manufacture.  Any and all chemistry, manufacturing, and controls (CMC), drug master files (DMFs), or similar materials provided to regulatory authorities and the information contained therein are deemed Manufacturing Technology.

1.18                        “NDA” means a New Drug Application filed with the FDA as described in 21 C.F.R. § 314, a Biological License Application (BLA) pursuant to 21 C.F.R. § 601.2, or any equivalent or any corresponding application for regulatory approval in any country or regulatory jurisdiction other than the United States.

1.19                        “Net Sales” means the gross receipts from sales or other disposition of a Licensed Product (including fees for services within the definition of “Licensed Product”) by Licensee and/or its Affiliates and/or any Sublicensees to Third Parties less the following deductions that are directly attributable to a sale, specifically and separately identified on an invoice or other documentation and actually borne by Licensee, its Affiliates, or any Sublicensees: (a) [***]; (b) [***]; (c) [***]; and (d) [***].  [***].  In the event consideration other than cash is paid to Licensee, its Affiliates, or any Sublicensees, for purposes of determining Net Sales, the Parties shall use the cash consideration that Licensee, its Affiliates, or any Sublicensees would realize from an unrelated buyer in an arm’s length sale of an identical item sold in the same quantity and at the time and place of the transaction, as determined jointly by Licensor and Licensee based on transactions of a similar type and standard industry practice, if any.

1.20                        “Penn Agreement” means that certain License Agreement entered into between Licensor and The Trustees of the University of Pennsylvania, effective on February 24, 2009, as amended by that letter agreement dated March 6, 2009, and as amended from time to time.

1.21                        “Phase 3 Clinical Trial” means a pivotal clinical trial in humans performed to gain evidence with statistical significance of the efficacy of a product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of an NDA and to provide an adequate basis for physician labeling, as described in 21 C.F.R. § 312.21(c) or the corresponding regulation in jurisdictions other than the United States.

1.22                        “Prosecute” means preparation, filing, and prosecuting patent applications and maintaining patents, including any reexaminations, reissues, oppositions, inter partes review, and interferences.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.23                        “Receiving Party” has the meaning set forth in Section 5.1.

1.24                        “ReGenX Licensors” means SmithKline Beecham Corporation (or any successor thereto under the GSK Agreement) and The Trustees of the University of Pennsylvania (or any successor thereto under the Penn Agreement).

1.25                        “Research Field” means Licensee’s internal research and pre-clinical development for the treatment or prevention of any of the Disease Indications in humans by in vivo gene therapy using AAV Materials.  Notwithstanding the foregoing, “Research Field” specifically excludes the use of AAVrh10 for the treatment or prevention of Friedreich’s Ataxia (Systemic).  Furthermore, “Research Field” specifically excludes (without limitation) (a) all human clinical trial use, diagnostic use, therapeutic use, and prophylactic use, and (b) any commercial uses.

1.26                        “Research Term” means, on a Disease Indication-by-Disease Indication basis, a period beginning with the Effective Date and ending on the earlier of (a) the Grant Date, if any, with respect to the applicable Disease Indication and (b) the 18-month anniversary of the Effective Date, or if the Research Term is extended pursuant to Section 2.2, the 30-month anniversary of the Effective Date.

1.27                        “Retained Rights” has the meaning set forth in Section 2.4.

1.28                        “Secondary Disease Indications” collectively mean (a) Friedreich’s Ataxia (Systemic), (b) Huntington’s Disease, and (c) Amyotrophic Lateral Sclerosis.

1.29                        “Specified Vector” means the recombinant adeno-associated virus serotype vector with a specified sequence set forth in GenBank that is selected by Licensee pursuant to Section 2.3 and which is specified on Exhibit C (to be attached hereto as of the applicable Grant Date as provided in Section 2.3).

1.30                        “Sublicensee” means (i) any Third Party or Affiliate to whom Licensee grants a sublicense of some or all of the rights granted to Licensee under this Agreement as permitted by this Agreement; and (ii) any other Third Party or Affiliate to whom a sublicensee described in clause (i) has granted a further sublicense as permitted by this Agreement.

1.31                        “Third Party” means any person or entity other than a Party to this Agreement or Affiliates of a Party to this Agreement.

1.32                        “Third Party Collaborator” means a Third Party with whom Licensee has entered into a collaboration for a particular Disease Indication under which (a) research and development activities will be performed on a shared basis during the Research Term for the purpose of Licensee and such Third Party determining which Specified Vector would be selected if the Commercial Option for such Disease Indication were exercised, and (b) the Third Party will be granted commercial rights upon exercise of a Commercial Option for such Disease Indication.  For the avoidance of doubt, a Third Party Collaborator will not include a Third Party who is granted the right to conduct research and development activities independent of Licensee or unrelated to the exercise of a Commercial Option.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.33                        “Valid Claim” means (a) a claim of an issued and unexpired patent (including any patent claim the term of which is extended by any extension, supplementary protection certificate, patent term restoration, or the like) included within the Licensed Patents or (b) a claim of a pending patent application included within the Licensed Patents that has not been pending for more than 15 years from the earliest filing date to which such claim or the applicable patent application is entitled to claim priority, in each case under clauses (a) and (b) which has not lapsed, been abandoned, been held revoked, or been deemed unenforceable or invalid by a non-appealable decision or an appealable decision from which no appeal was taken within the time allowed for such appeal of a court or other governmental agency of competent jurisdiction.

ARTICLE 2:  LICENSE GRANTS

2.1                               Research License Grant.  Subject to the terms and conditions of this Agreement, including the Retained Rights, during the Research Term, Licensor hereby grants to Licensee a non-exclusive, sublicensable (as provided in Section 2.6 only), non-transferable (except as provided in Section 10.2), worldwide license under the Licensed Research Patents to make, have made, and use any and all AAV Materials in the Research Field (including, for the avoidance of doubt, the right to conduct research and pre-clinical development) solely for purposes of identifying and selecting Specified Vector(s) for use in the Commercial Field upon exercise of a Commercial Option.  For the avoidance of doubt, the foregoing license in this Section 2.1 does not include the right to sell, offer for sale, or import any AAV Materials.

2.2                               Research License Extension Option.  Licensee may extend the Research Term with respect to any or all of the Disease Indications with respect to which the Commercial Option has not been exercised pursuant to Section 2.3 prior to the [***] of the Effective Date by providing written notice to Licensor of such extension and simultaneously paying Licensor a fee of $[***], which notice and payment must be received by Licensor at least [***] prior to the [***]of the Effective Date.  If Licensee does not extend the Research Term under this Section 2.2, the Research Term with respect to any or all of the Disease Indications with respect to which the Commercial Option has not been exercised pursuant to Section 2.3 or otherwise terminated by Licensee pursuant to Section 6.3 prior to the [***] of the Effective Date will expire on the [***] of the Effective Date.

2.3                               Commercial License Option.  Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee the option, exercisable at Licensee’s sole discretion, to obtain a non-exclusive worldwide license with respect to each of the Disease Indications and a single Specified Vector for such Disease Indication (each such right with respect to a particular Disease Indication, a “Commercial Option”) in accordance with the following provisions:

2.3.1                     Method of Exercise.  To exercise the Commercial Option for a particular Disease Indication, Licensee must provide written notice to Licensor prior to the end of the applicable Research Term, which written notice must specify the Disease Indication(s) and Specified Vector (as further described in Section 2.3.2) with respect to which Licensee desires to exercise its Commercial Option.  For each of the Secondary Disease Indications, such written notice must be accompanied by a wire transfer of the commercial option fee set forth in Section 3.2 for such Secondary Disease Indication.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.3.2                     Specified Vector.  For purposes of selecting a Specified Vector for use with a Disease Indication, the Specified Vector must be a recombinant adeno-associated virus serotype vector with a specified sequence.  Licensee’s notice of the specified sequence will provide Licensor with a published source that refers to the sequence (which may include a reference to the Licensed Research Patents), if there is a public source.  The sequence of the Specified Vector will be provided to Licensor in a written format setting forth the entire DNA sequence and amino acid sequence in Vector NTI format (from Life Technologies) (or such other format, as the Parties agree) that will enable Licensor to analyze the sequence through the Vector NTI electronic sequence editing program.  Licensee may not select AAVrh10 as the Specified Vector for the treatment or prevention of Friedreich’s Ataxia (Systemic).  Upon Licensor’s receipt of the notice and, if applicable, fee described in Section 2.3.1, this Agreement will be amended to add a new Exhibit C (or amend a then-existing Exhibit C) prepared by Licensor setting forth the Specified Vector for each Disease Indication with respect to which a Commercial Option is exercised.

2.3.3                     Licensed Commercial Patents.  Within [***] after Licensor’s receipt of the notice and, if applicable, fee described in Section 2.3.1, Licensor will prepare a new Exhibit D setting forth the applicable Licensed Commercial Patents that apply to the Specified Vector and applicable Disease Indication, which Licensed Commercial Patents will be taken solely from the Licensed Research Patents.  Upon Licensee’s acceptance of the new Exhibit D (which acceptance will not be unreasonably withheld, conditioned, or delayed), this Agreement will be amended to add such new exhibit.  If different Specified Vectors are specified for use in connection with different Disease Indications, then Licensor may create a separate exhibit (labeled Exhibit D-1 through D-4, as necessary) for each Specified Vector.  Until this Agreement is amended to include the new Exhibit D, Exhibit A will continue to form the basis for determining the scope of the applicable Licensed Commercial Patents.

2.3.4                     License Grant Upon Exercise.  If Licensee exercises the Commercial Option for a particular Disease Indication, effective upon both (a) Licensor’s receipt of the notice and (b) in the case of a Secondary Disease Indication, the fee described in Section 2.3.1 for such Secondary Disease Indication (the date on which the notice and the fee (if applicable) are received shall be deemed to be the “Grant Date” for such Disease Indication), subject to the terms and conditions of this Agreement, including the Retained Rights, Licensor shall grant, and hereby grants, to Licensee a non-exclusive, sublicensable (as provided in Section 2.6 only), non-transferable (except as provided in Section 10.2), royalty-bearing, worldwide license under the applicable Licensed Commercial Patents to make, have made, use, import, sell, and offer for sale Licensed Products using the Specified Vector solely in the Commercial Field for such Disease Indication, including, for the avoidance of doubt, the right to conduct research and development.

2.3.5                     Disease Indications.  For the avoidance of doubt, the foregoing license granted pursuant to Section 2.3.4 will be deemed granted on the Grant Date on a Disease Indication-by-Disease Indication basis, solely with respect to the Commercial Field associated with the Disease Indication for which the Commercial Option was exercised under this Section 2.3 and solely with respect to Licensed Products using the Specified Vector selected for the particular Disease Indication.  The Parties acknowledge that there may be different Grant Dates for each Disease Indication, depending on when and if Licensee exercises the Commercial Option for a particular Disease Indication.  As set forth above, Licensee, at its sole discretion, may exercise the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Commercial Option with respect to any or all of the four Disease Indications.  If Licensee exercises the Commercial Option with respect to only some of the Disease Indications but not all, the Commercial Option will terminate with respect to any unexercised Disease Indications and the license granted under Section 2.1 will also terminate, in each case, at the end of the Research Term, and Licensee will have no further rights under this Agreement with respect to such unexercised Disease Indications.

2.4                               Retained Rights.  Except for the rights and licenses specified in Sections 2.1 and, if applicable, 2.3.4, no license or other rights are granted to Licensee under any intellectual property of Licensor, whether by implication, estoppel, or otherwise and whether such intellectual property is subordinate, dominant, or otherwise useful for the practice of the Licensed Patents.  Notwithstanding anything to the contrary in this Agreement, Licensor may use and permit others to use the Licensed Patents for any research, development, commercial, or other purposes inside or outside of the Commercial Field or the Research Field.  Without limiting the foregoing, and notwithstanding anything in this Agreement to the contrary, Licensee acknowledges and agrees to the following rights retained by Licensor and the ReGenX Licensors (individually and collectively, the “Retained Rights”), whether inside or outside the Commercial Field or Research Field:

2.4.1                     The rights and licenses granted in Sections 2.1 and, if applicable, 2.3.4 shall not include any right (and Licensor and the ReGenX Licensors retain the exclusive (even as to Licensee), fully sublicensable right) under the Licensed Patents to make, have made, use, sell, offer to sell, and import Domain Antibodies that are expressed by an adeno-associated vector, including any Specified Vector.

2.4.2                     Licensor and the ReGenX Licensors retain the following rights with respect to the Licensed Patents:

(a)                                 A non-exclusive, sublicensable right under the Licensed Patents to make, have made, use, sell, offer to sell, and import products that deliver RNA interference and antisense drugs using an adeno-associated vector, including any Specified Vector; and

(b)                                 A non-exclusive right for the ReGenX Licensors (which right is sublicensable by such licensors) to use the Licensed Patents for non-commercial research purposes and to use the Licensed Patents for such licensors’ discovery research efforts with non-profit organizations and the ReGenX Licensors’ collaborators.

2.4.3                     The rights and licenses granted in Sections 2.1 and, if applicable, 2.3.4 shall not include any right (and Licensor retains the exclusive (even as to Licensee), fully sublicensable right) under the Licensed Patents:

(a)                                 to conduct commercial reagent and services businesses, which includes the right to make, have made, use, sell, offer to sell, and import research reagents, including any viral vector construct; provided that for clarity, such exclusive rights retained by Licensor shall not include the right to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

conduct clinical trials in humans in the Commercial Field, though Licensor retains the non-exclusive right to do so; or

(b)                                 to use the Licensed Patents to provide services to any Third Parties; provided that Licensee’s license under Section 2.3.4, if applicable, does include the right to provide the services of the administration of Licensed Products to patients.

2.4.4                     Licensor retains the fully sublicensable right under the Licensed Patents to grant non-exclusive research and development licenses to Affiliates and Third Parties.

2.4.5                     The Trustees of the University of Pennsylvania may use and permit other non-profit organizations or other non-commercial entities to use the Licensed Patents for educational and research purposes.

2.5                               Government Rights.  Licensee acknowledges that the United States government retains certain rights in intellectual property funded in whole or part under any contract, grant, or similar agreement with a federal agency.  The license grants hereunder are expressly subject to all applicable United States government rights, including any applicable requirement that products that result from such intellectual property and are sold in the United States must be substantially manufactured in the United States.

2.6                               Sublicensing.

2.6.1                     The research license granted pursuant to Section 2.1 is sublicensable by Licensee (a) to Affiliates of Licensee and (b) to one Third Party Collaborator with respect to each Disease Indication; any other sublicenses to Third Party Collaborators or Third Parties of the research license granted pursuant to Section 2.1 requires Licensor’s prior written consent, which consent may not be unreasonably withheld, conditioned, or delayed.  The license granted, if applicable, pursuant to Section 2.3.4 is sublicensable by Licensee to any Affiliates or Third Parties.  Any sublicense of the rights under this Section 2.6, whether to an Affiliate or Third Party and whether relating to a sublicense of rights under Section 2.1 or 2.3.4, must comply with the provisions of this Section 2.6 (including Section 2.6.2).

2.6.2                     The right to sublicense granted to Licensee under this Agreement is subject to the following conditions:

(a)                                 Licensee may grant a sublicense to an Affiliate of Licensee; provided that (i) such sublicense must comply with the terms of this Section 2.6.2 (except to the extent such terms are limited to Third Party Sublicensees), including being granted pursuant to a written agreement and requiring the Sublicensee to comply with the applicable terms and conditions of this Agreement; (ii) Licensee must provide Licensor with written notice of any such sublicense within [***] after entering into a sublicense, which notice will identify the Affiliate, the applicable Disease Indication, and the scope of the rights sublicensed; (iii) such sublicense must only remain in effect for as long as such sublicensee remains an Affiliate of Licensee; and (iv) without limiting Section 2.6.2(f) below, Licensee will be responsible for

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any and all obligations of any such Affiliate as if such Affiliate were “Licensee” hereunder.  If either of the ReGenX Licensors requires additional information, including a copy of the sublicense agreement, Licensee shall provide such information, including such copy, to Licensor.

(b)                                 Licensee may only grant sublicenses pursuant to a written sublicense agreement with the Sublicensee.  Licensee may grant a direct Sublicensee (as defined in Section 1.30(i) only) of the rights under Section 2.3.4 the right to grant further sublicenses [***].  For the avoidance of doubt, any further sublicenses granted by any Sublicensees must comply with the provisions of this Section 2.6 (including Section 2.6.2) to the same extent that Licensee would have to comply if Licensee were granting a sublicense directly to a Third Party (including the obligation of requiring the Sublicensee to comply with the applicable terms and conditions of this Agreement and providing Licensor with a copy of the sublicense).  For clarity, Licensee is entitled to grant to a Sublicensee a sublicense with respect to any or all of the Disease Indications.

(c)                                  In each sublicense agreement, (i) the Sublicensee must be required to comply with the terms and conditions of this Agreement to the same extent as Licensee has agreed, except to the extent that such terms and conditions do not relate to the specific rights granted to the Sublicensee pursuant to this Agreement (e.g., obligations related to a Disease Indication that has not been sublicensed); and (ii) if such Sublicensee is a Third Party, such Sublicensee must acknowledge that Licensor is an express third party beneficiary of such terms and conditions under such sublicense agreement.

(d)                                 The official language of any sublicense agreement shall be English.

(e)                                  Within [***] after entering into a sublicense with a Third Party Sublicensee, Licensor must receive a copy of the sublicense written in the English language for Licensor’s records and to share with the ReGenX Licensors.  The copy of the sublicense may be redacted to exclude confidential information of Licensee or the applicable Sublicensee, but such copy shall not be redacted to the extent that it impairs Licensor’s (or the ReGenX Licensors’) ability to ensure compliance with this Agreement; provided that, if either of the ReGenX Licensors requires a complete, unredacted copy of the sublicense, Licensee shall provide such complete, unredacted copy.

(f)                                   Licensee’s execution of a sublicense agreement will not relieve Licensee of any of its obligations under this Agreement.  Licensee is and shall remain [***] to Licensor for all of Licensee’s duties and obligations contained in this Agreement and for any act or omission of an Affiliate or Sublicensee that would be a breach of this Agreement if performed or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

omitted by Licensee, and Licensee will be deemed to be in breach of this Agreement as a result of such act or omission.

2.7                               Improvements.

2.7.1                     Licensee hereby grants to Licensor a non-exclusive, worldwide, royalty-free, transferable, sublicensable, irrevocable, perpetual license to use any Licensed Back Improvements (and any intellectual property rights with respect thereto) consummate in scope to the Retained Rights.

2.7.2                     Licensee hereby grants to Licensor a non-exclusive, worldwide, royalty-free, transferable, sublicensable, irrevocable, perpetual license to use and practice any Licensed Back Improvements (and any intellectual property rights with respect thereto) for any and all purposes, including the right to research, develop, make, have made, use, offer for sale, and sell products and services; provided that Licensor shall have no right, under the license in this Section 2.7.2, to use or practice the Licensed Back Improvements, on a Disease Indication-by-Disease Indication basis, (i) inside the Research Field during the Research Term for such Disease Indication or (ii) if the Commercial Option for such Disease Indication is exercised, inside the Commercial Field during the term of this Agreement for such Disease Indication.

2.7.3                     For purposes of this Agreement, but subject to Sections 2.7.5 and 2.7.6, “Licensed Back Improvements” means (a) with respect to Section 2.7.1, any patentable modifications or improvements developed, during the term of this Agreement, by Licensee, any Affiliates, or any Sublicensees to any vector that is the subject of a claim within the Licensed Patents, and (b) with respect to Section 2.7.2, any patentable modifications or improvements developed, during the term of this Agreement, by Licensee, any Affiliates, or any Sublicensees to any vector that is the subject of a claim as of the Effective Date within the Licensed Patents.

2.7.4                     Licensee agrees to provide prompt notice to Licensor upon the filing of any patent application covering any Licensed Back Improvement, together with a reasonably detailed description of or access to such Licensed Back Improvement to permit the practice of any such Licensed Back Improvement in accordance with the rights granted hereunder.

2.7.5                     With respect to any patentable modifications or improvements developed by any Third Party Sublicensee, the definition of “Licensed Back Improvement” under Section 2.7.3 will only include patentable modifications or improvements that are (a) developed by such Third Party Sublicensee during the term of the applicable sublicense granted to such Third Party Sublicensee; and (b) developed by such Third Party Sublicensee (i) to any vector if developed during the Research Term for the particular Disease Indication(s) sublicensed to such Third Party Sublicensee or (ii) to the Specified Vector(s) for the particular Disease Indication(s) sublicensed to such Third Party Sublicensee if developed following the Grant Date for such Disease Indication(s).

2.7.6                     Notwithstanding Section 2.7.3, if Licensee undergoes a Change of Control pursuant to which a Third Party acquirer becomes an Affiliate of Licensee hereunder, patentable modifications and improvements that were developed by such acquirer and such acquirer’s Affiliates (excluding Licensee and Licensee’s Affiliates prior to such Change of Control) prior to

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such Change of Control will not become “Licensed Back Improvements” hereunder solely because of such Change of Control transaction, but thereafter the provisions of Section 2.7.3 will apply to patentable modifications or improvements of such acquirer and its Affiliates (if also Affiliates of Licensee) developed after such Change of Control.

ARTICLE 3: CONSIDERATION

3.1                               Initial Fee.  In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor an initial fee of $500,000 within [***] after the Effective Date.

3.2                               Commercial Option Fee.  If Licensee elects to exercise the Commercial Option granted to Licensee under Section 2.3 with respect to any Secondary Disease Indication, Licensee shall pay Licensor a fee of $[***] for the first Secondary Disease Indication and $[***] for each of the second and third Secondary Disease Indications.  For clarity, no such fee will be required with respect to Friedreich’s Ataxia (CNS).

3.3                               Annual Maintenance Fee.  In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor on-going annual maintenance fees on each anniversary of the Effective Date.  Licensor will invoice Licensee for the amount of such maintenance fee, and the invoiced amount will be due and payable by Licensee on the later of (i) 30 days after receipt of the invoice and (ii) the applicable anniversary of the Effective Date.  The annual maintenance fees will equal (a) on each anniversary prior to Licensee exercising the Commercial Option with respect to any Disease Indication, $[***], and (b) on each anniversary after Licensee has exercised the Commercial Option with respect to any Disease Indication, $[***] for each Disease Indication with respect to which the Commercial Option has been exercised as of such anniversary, up to a maximum under this clause (b) of $120,000 for all four Disease Indications.  If the royalty obligation with respect to any Disease Indication has expired or such Disease Indication has otherwise been terminated, the amount due pursuant to this Section 3.3 will be decreased by $[***] for each Disease Indication with respect to which the royalty obligation has expired or such Disease Indication has otherwise been terminated.

3.4                               Milestone Fees.  If Licensee exercises the Commercial Option granted to Licensee under Section 2.3 with respect to any Disease Indication, in consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor the following milestone payments on a per-Disease Indication basis for the first Licensed Product for such Disease Indication to achieve such milestone event:

Milestone	Milestone Payment
1. First treatment of human subject in a clinical trial (i.e., first patient, first dose)	$	[***]
2. First treatment in Phase 3 Clinical Trial (i.e., first patient, first dose)	$	[***]
3. NDA submission in the United States	$	[***]
4. NDA submission in the European Union or the rest of the world (excluding the United States)	$	[***]
5. NDA approval in the United States	$	[***]
6. NDA approval in the European Union or the rest of the world (excluding the United States)	$	[***]
Total (per Disease Indication):		$5,000,000

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For clarity, the milestone payments set forth in this Section 3.4 are payable [***] with respect to each Disease Indication within the Commercial Field with respect to the first Licensed Product for such Disease Indication that achieves the milestone event, [***].  To the extent that either of the two development milestones in this Section 3.4 (i.e., first treatment of human subject in a clinical trial or first treatment in Phase 3 Clinical Trial) has not been paid at the time of achievement of either NDA submission milestone, then, upon the achievement of either of such NDA submission milestones, the preceding unpaid development milestone payments shall be made in addition to the payment corresponding to the NDA submission milestone that has been achieved.

3.5                               Royalties.  If Licensee exercises the Commercial Option granted to Licensee under Section 2.3 with respect to any Disease Indication, in consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay to Licensor the following royalties based upon the annual Net Sales worldwide of all Licensed Products for all Disease Indications in the Commercial Field in a given calendar year, subject to the reductions in royalty rates set forth in Section 3.5.1:

Cumulative Annual Net Sales of all Licensed Products for all Disease Indications in the Commercial Field Worldwide	Royalty Percentage
Portion of Net Sales less than $300,000,000	[***]	%
Portion of Net Sales between (and including)	[***]	%
$300,000,000 through (and including) $600,000,0000 Portion of Net Sales greater than $600,000,000	[***]	%

3.5.1                     Third Party Royalties Stacking Provision.  If Licensee must obtain a license from a Third Party to avoid infringement of such Third Party’s rights in order to manufacture, use, or commercialize a given Licensed Product and if the royalties required to be paid to such Third Party for such license, together with those royalties payable to Licensor, in the aggregate, exceed [***] of Net Sales for any Licensed Product, then the royalty owed to Licensor for that Licensed Product will be reduced by an amount calculated as follows:

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STACKING ROYALTY CALCULATIONS

R = (C * (A / (A+B)))

Where

R = Reduction of Licensor royalty,

A = Unreduced Licensor royalty,

B = sum of all Third Party royalties,

C = increment of projected total royalty above [***]%.

Example Calculation:

assume:                     i) all Third Party royalties = [***]%

ii)                    unreduced Licensor royalty = [***]%

iii)                 projected total royalty = [***]%

R = ([***] - [***]) * ([***] / ([***] + [***]))

R = ([***] * [***])

R = [***]

Licensor Stacked Royalty = [***] — [***]= [***]%

Notwithstanding the foregoing, Licensee will pay to Licensor no less than [***]% of the royalties that Licensee would otherwise pay to Licensor with respect to Net Sales of Licensee if there were no royalties due to Third Parties.

3.5.2                     Royalty Payment Period.  Licensee’s obligation hereunder for payment of a royalty under this Section 3.5 on the Net Sales of Licensed Products in a given country will expire on a Licensed Product-by-Licensed Product and country-by-country basis when the Licensed Product ceases to infringe or be covered by a Valid Claim within the Licensed Commercial Patents in that country.

3.5.3                     No Multiple Royalties.  If the manufacture, use, sale, offer for sale, or import of any Licensed Product infringes or is covered by more than one of the Licensed Commercial Patents, multiple royalties shall not be due.

3.6                               Sublicense Fees.

3.6.1                     In further consideration of the rights and licenses granted to Licensee under this Agreement, Licensee will pay Licensor [***]% of any sublicense fees (including upfront payments and milestone payments) received by Licensee or its Affiliates for the Licensed Commercial Patents from any Third Party Sublicensee or from any Third Party granted any option to obtain a sublicense.

3.6.2                     With respect to the obligations under this Section 3.6, Licensee shall not be required to submit any amounts received from a Third Party for the following:

(a)                                 Reimbursement for research, development, and/or manufacturing activities performed by Licensee or its Affiliates corresponding directly to the development of Licensed Products pursuant to a specific agreement;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)                                 Consideration received for the purchase of an equity interest in Licensee or its Affiliates at fair market value or in the form of loans at commercially reasonable rates of interest; and

(c)                                  Any and all amounts paid to Licensee or its Affiliates by a Third Party Sublicensee as royalties on sales of Licensed Product sold by such Sublicensee under a sublicense agreement.

3.6.3                     If Licensee or its Affiliate receives sublicense fees from Third Party Sublicensees or from any Third Party granted any option to obtain a sublicense under this Agreement in the form of non-cash consideration, then, at Licensor’s option, Licensee shall pay Licensor payments as required by this Section 3.6 (a) in the form of the non-cash consideration received by Licensee or its Affiliates or (b) a cash payment determined based on the fair market value of such non-cash consideration.  If Licensee or its Affiliate enters into any sublicense with a Third Party Sublicensee that is not an arm’s length transaction, fees due under this Section 3.6 will be calculated based on the fair market value of such transaction, at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business, as determined jointly by Licensor and Licensee based on transactions of a similar type and standard industry practice, if any.

3.6.4                     To the extent Licensee receives payment from a Third Party relating to one or more of the milestone events set forth in the table in Section 3.4, then the amount of the payment made to Licensor under such Section 3.4 with respect to such milestone event shall not be deemed sublicense fees under this Section 3.6; instead, the amounts due under this Section 3.6 shall be calculated by applying the sublicense fee rate set forth in Section 3.6.1 above to the sublicense fees received by Licensee from such Third Party after deducting the amount of the payment under Section 3.4.

3.6.5                     If a sublicense or option is part of a transaction in which Licensee or its Affiliates also licenses, sublicenses, or grants rights to technology, patent rights, or other intellectual property rights other than Licensed Patents, that portion of the consideration received by Licensee or its Affiliates and subject to this Section 3.6 shall be equitably apportioned between the Licensed Patents and those other rights, and such apportionment shall be reasonable and in accordance with customary standards in the industry.  Licensee shall promptly deliver to Licensor a written report setting forth such apportionment and shall describe in reasonable detail the rationale for such allocation, together with a copy of all underlying documents necessary to determinate the basis and accuracy of such allocation.  If Licensor disagrees with the determination made by Licensee, Licensor shall so notify Licensee within [***] of receipt of Licensee’s report, and the Parties shall meet to discuss and resolve such disagreement in good faith.  If the Parties are unable to agree as to such apportionment within [***], then the matter shall be submitted in accordance with the dispute resolution process set forth in Section 10.6.

3.7                               Reports and Records.

3.7.1                     Licensee must deliver to Licensor within [***] after the end of each Calendar Quarter after the first commercial sale of a Licensed Product a report setting forth the calculation of the royalties due to Licensor for such Calendar Quarter, including:

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(a)                                 Number of Licensed Products included within Net Sales, listed by country;

(b)                                 Gross consideration for Net Sales of Licensed Product, including all amounts invoiced, billed, or received;

(c)                                  Qualifying costs to be excluded from the gross consideration, as described in Section 1.19, listed by category of cost;

(d)                                 Net Sales of Licensed Products listed by country;

(e)                                  A detailed accounting of any royalty reductions applied pursuant to Section 3.5.1;

(f)                                   Royalties owed to Licensor, listed by category; and

(g)                                  The computations for any applicable currency conversions.

3.7.2                     Licensee shall pay the royalties due under Section 3.5 within [***] following the last day of the Calendar Quarter in which the royalties accrue.  Licensee shall send the royalty payments along with the report described in Section 3.7.1.

3.7.3                     Within [***] after the occurrence of a milestone event described in Section 3.4, Licensee must deliver to Licensor a report describing the milestone event that occurred, together with a payment of the applicable amount due to Licensor pursuant to Section 3.4.

3.7.4                     Within [***] after the receipt of any fees from any Third Party as described in Section 3.6, Licensee must deliver to Licensor a report describing the fees received, together with a payment of the applicable amount due to Licensor pursuant to Section 3.6.

3.7.5                     All financial reports under this Section 3.7 will be certified by the chief financial officer of Licensee.

3.7.6                     Licensee shall maintain and require its Affiliates and all Sublicensees to maintain, complete and accurate books and records which enable the royalties, fees, and payments payable under this Agreement to be verified.  The records must be maintained for [***] after the submission of each report under Article 3.  Upon reasonable prior written notice to Licensee, Licensee and its Affiliates and all Sublicensees will provide Licensor and/or the ReGenX Licensors (and their respective accountants) with access to all of the relevant books, records, and related background information required by this Section 3.7.6 to conduct a review or audit of the royalties, fees, and payments payable to Licensor under this Agreement to be verified.  Access will be made available: (a) during normal business hours; (b) in a manner reasonably designed to facilitate the auditing party’s review or audit without unreasonable disruption to Licensee’s business; and (c) no more than once each calendar year during the term of this Agreement and for a period of [***] thereafter.  Licensee will promptly pay to Licensor the amount of any underpayment determined by the review or audit, plus accrued interest.  If the review or audit determines that Licensee has underpaid any payment by [***]% or more, then Licensee will also

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promptly pay the costs and expenses of Licensor and the ReGenX Licensors and their respective accountants in connection with the review or audit.

3.8                               Currency, Interest.

3.8.1                     All dollar amounts referred to in this Agreement are expressed in United States dollars.  All payments to Licensor under this Agreement must be made in United States dollars.

3.8.2                     If Licensee receives payment in a currency other than United States dollars for which a royalty or fee or other payment is owed under this Agreement, then (a) the payment will be converted into United States dollars at the conversion rate for the foreign currency as published in the eastern edition of the Wall Street Journal, N.Y. edition, as of the last business day of the Calendar Quarter in which the payment was received by Licensee; and (b) the conversion computation will be documented by Licensee in the applicable report delivered to Licensor under Section 3.7.

3.8.3                     All amounts that are not paid by Licensee when due will accrue interest from the date due until paid at a rate equal to 1.5% per month (or the maximum allowed by law, if less).

3.9                               Taxes and Withholding.

3.9.1                     All payments hereunder will be made free and clear of, and without deduction or deferment in respect of, and Licensee shall pay and be responsible for, and shall hold Licensor harmless from and against, any taxes, duties, levies, fees, or charges, including sales, use, transfer, excise, import, and value added taxes (including any interest, penalties, or additional amounts imposed with respect thereto) but excluding withholding taxes to the extent provided in Section 3.9.2.  At the request of Licensee, Licensor will give Licensee such reasonable assistance, which will include the provision of documentation as may be required by the relevant tax authority, to enable Licensee to pay and report and, as applicable, claim exemption from or reduction of, such tax, duty, levy, fee, or charge.

3.9.2                     If any payment made by Licensee hereunder becomes subject to withholding taxes with respect to Licensor’s gross or net income under the laws of any jurisdiction, Licensee will deduct and withhold the amount of such taxes for the account of Licensor to the extent required by law and will pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to Licensor appropriate proof of payment of such withholding taxes.  At the request of Licensor, Licensee will give Licensor such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable Licensor to claim exemption from or reduction of, or otherwise obtain repayment of, such withholding taxes, and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of withholding tax.

ARTICLE 4:  DILIGENCE

4.1                               Diligence Obligations.  If Licensee elects to exercise the Commercial Option granted to Licensee under Section 2.3 with respect to any Disease Indication, Licensee will use commercially reasonable efforts to develop, commercialize, market, promote, and sell at least

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one Licensed Product for each Disease Indication in the Commercial Field.  Commercially reasonable efforts means efforts equivalent to those utilized by [***].

4.2                               Reporting.  Within [***] after the Grant Date and within [***] of each December 1 thereafter, Licensee shall provide Licensor with written progress reports, setting forth in such detail as Licensor may reasonably request, the progress of the development, evaluation, testing, and commercialization of each Licensed Product.  Licensee will also notify Licensor within [***] of the first commercial sale by Licensee, its Affiliates, or any Sublicensees of each Licensed Product.  Such a report (“Development Progress Report”), setting forth the current stage of development of Licensed Products, shall include:

4.2.1                     Date of Development Progress Report and time covered by such report;

4.2.2                     Major activities and accomplishments completed by Licensee, its Affiliates, and any Sublicensees relating directly to the Licensed Product since the last Development Progress Report;

4.2.3                     Significant research and development projects relating directly to the Licensed Product currently being performed by Licensee, its Affiliates, and any Sublicensees and projected dates of completion;

4.2.4                     A development plan covering the next two years at least, which will include future development activities to be undertaken by Licensee, its Affiliates, or any Sublicensees during the next reporting period relating directly to the Licensed Product, Licensee’s strategy to bring the Licensed Product to commercialization, and projected timeline for completing the necessary tasks to accomplish the goals of the strategy;

4.2.5                     Projected total development remaining before product launch of each Licensed Product; and

4.2.6                     Summary of significant development efforts using the Licensed Patents being performed by Third Parties, including the nature of the relationship between Licensee and such Third Parties.

4.3                               Confidential Information.  The Parties agree that Development Progress Reports shall be deemed Licensee’s Confidential Information; provided that Licensor may share a copy of such reports with the ReGenX Licensors.

4.4                               Improvements.  Simultaneously with the Development Progress Report, Licensee shall deliver a detailed description of any Licensed Back Improvements, if not previously provided pursuant to Section 2.7.4.

ARTICLE 5:  CONFIDENTIALITY

5.1                               Treatment of Confidential Information.  Each Party, as a receiving party (a “Receiving Party”), agrees that it will (a) treat Confidential Information of the other Party (the “Disclosing Party”) as strictly confidential; (b) not disclose such Confidential Information to Third Parties without the prior written consent of the Disclosing Party, except as may be permitted in this

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Agreement; provided that any disclosure permitted hereunder be under confidentiality agreements with provisions substantially similar to those contained in this Agreement; and (c) not use such Confidential Information for purposes other than those authorized expressly in this Agreement.  The Receiving Party agrees to ensure that its employees who have access to Confidential Information are obligated in writing to abide by confidentiality obligations substantially similar to those contained under this Agreement.

5.2                               Public Announcements.

5.2.1                     The Parties agree they will release a joint press release in the form attached hereto as Exhibit B.  Except as provided in Section 5.2.2, any other press releases by either Party with respect to the other Party or any other public disclosures concerning the existence of or terms of this Agreement shall be subject to review and approval by the other Party.  Once the joint press release or any other written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.

5.2.2                     Notwithstanding Section 5.2.1, Licensor has the right to publish (through press releases, scientific journals, or otherwise) and refer to any clinical, regulatory, or research results related to Licensee’s Licensed Product or Specified Vector program that have been publicly disclosed by Licensee, including referring to Licensee by name as a licensee of Licensor, which publication or referral by Licensor shall not require the prior consent of Licensee.

5.3                               Authorized Disclosure.  Notwithstanding the provisions of Section 5.1 or 5.2, either Party may disclose Confidential Information or make such a disclosure of the existence of and/or terms of this Agreement to any [***]; provided that, in each case, such recipient of Confidential Information is obligated to keep such information confidential on terms substantially similar to those set forth in this Agreement.  Furthermore, Licensee agrees that Licensor may share a copy of this Agreement, reports and notices provided by Licensee to Licensor pursuant to the terms of this Agreement, and copies of sublicense agreements provided to Licensor hereunder with the ReGenX Licensors.  In the event that the Receiving Party receives service of legal process that purports to compel disclosure of the Disclosing Party’s Confidential Information or becomes obligated by law to disclose the Confidential Information of the Disclosing Party or the existence of or terms of this Agreement to any governmental authority, the Receiving Party shall promptly notify the Disclosing Party, so that the Disclosing Party may seek an appropriate protective order or other remedy with respect to narrowing the scope of such requirement and/or waive compliance by the Receiving Party with the provisions of this Agreement.  The Receiving Party will provide the Disclosing Party, at the Disclosing Party’s expense, with reasonable assistance in obtaining such protective order or other remedy.  If, in the absence of such protective order or other remedy, the Receiving Party is nonetheless required by law to disclose the existence of or terms of this Agreement or other Confidential Information of the Disclosing Party, the Receiving Party may disclose such Confidential Information without liability hereunder; provided that the Receiving Party shall furnish only such portion of the Confidential Information that is legally required to be disclosed and only to the extent required by law.

5.4                               Term of Confidentiality.  The obligations of this Article 5 shall continue for a period of [***] following the expiration or termination of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 6:  TERM AND TERMINATION

6.1                               Term of Agreement.  This Agreement, unless sooner terminated as provided in this Agreement, expires upon the expiration, lapse, abandonment, or invalidation of the last Valid Claim of the Licensed Commercial Patents to expire, lapse, or become abandoned or unenforceable in all the countries of the world.

6.2                               Termination for Failure to Exercise Option.  This Agreement will terminate automatically at the end of the Research Term if Licensee does not exercise the Commercial Option with respect to any Disease Indication in accordance with Section 2.3.  If Licensee does not exercise the Commercial Option with respect to all Disease Indications, this Agreement will terminate with respect to all unexercised Disease Indications at the end of the Research Term.

6.3                               Licensee’s Right to Terminate.  Licensee may, upon 90 days’ prior written notice to Licensor, terminate this Agreement for any reason, with or without cause.  In exercising such termination right, Licensee may terminate the Agreement in its entirety or, if desired, Licensee may specify in the written notice that this Agreement is terminating only with respect to one or more of the Disease Indications within the Research Field or Commercial Field, as applicable.

6.4                               Termination for Breach.

6.4.1                     Licensor may terminate this Agreement, if Licensee is late in paying to Licensor royalties, fees, or any other monies due under this Agreement, and Licensee does not pay Licensor in full within 15 days upon written demand from Licensor, which termination shall be effective immediately upon the expiration of such 15 days cure period.

6.4.2                     Either Party may terminate this Agreement, if the other Party materially breaches this Agreement and does not cure such material breach within 30 days after written notice of the breach, which termination shall be effective immediately upon the expiration of such 30 days cure period.

6.5                               Termination for Insolvency.

6.5.1                     Licensor may terminate this Agreement, effective immediately upon written notice to Licensee, if Licensee, any of its Affiliates, or any Sublicensees experiences any Trigger Event.

6.5.2                     For purposes of this Section 6.5, “Trigger Event” means any of the following: (a) if Licensee, any Affiliate, or any Sublicensee, as applicable, (i) becomes insolvent, becomes bankrupt, or generally fails to pay its debts as such debts become due, (ii) is adjudicated insolvent or bankrupt, (iii) admits in writing its inability to pay its debts, (iv) suffers the appointment of a custodian, receiver, or trustee for it or its property and, if appointed without its consent, is not discharged within 30 days, (v) makes an assignment for the benefit of creditors, or (vi) suffers proceedings being instituted against it under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment, or release of debtors and, if contested by it, not dismissed or stayed within ten days; (b) the institution or commencement by Licensee, any Affiliate, or any Sublicensee, as applicable, of any proceeding under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment, or release of

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debtors; (c) the entering of any order for relief relating to any of the proceedings described in Section 6.5.2(a) or (b) above; (d) the calling by Licensee, any Affiliate, or any Sublicensee, as applicable, of a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (e) the act or failure to act by Licensee, any Affiliate, or any Sublicensee, as applicable, indicating its consent to, approval of, or acquiescence in any of the proceedings described in Section 6.5.2(b) through (d) above.

6.6                               Patent Challenge.

6.6.1                     Licensor may terminate this Agreement, effective immediately upon written notice to Licensee, upon the commencement by Licensee or any of its Affiliates of a Patent Challenge.  Licensee shall include in each sublicense agreement entered into with a Sublicensee a right of Licensee to terminate such sublicense agreement if such Sublicensee commences a Patent Challenge; and Licensee shall terminate the sublicense agreement, effective immediately upon written notice to the Sublicensee, if the Sublicensee commences a Patent Challenge.  In addition, if the Sublicensee’s commencement of a Patent Challenge gives The Trustees of the University of Pennsylvania (or any successor thereto under the Penn Agreement) a right of termination under the Penn Agreement, then, upon receipt of notice from the Trustees of the University of Pennsylvania, Licensor may terminate this Agreement, effective immediately upon written notice to Licensee, if any Sublicensee commences a Patent Challenge.  If Licensor obtains actual knowledge of a Patent Challenge commenced by a Sublicensee, Licensor shall use commercially reasonable efforts to provide Licensee with written notice of such Patent Challenge; provided that Licensor’s failure to provide such notice will not affect Licensee’s obligations hereunder.

6.6.2                     For purposes of this Section 6.6, “Patent Challenge” means any action against Licensor, The Trustees of the University of Pennsylvania, or the ReGenX Licensors, including an action for declaratory judgment, to declare or render invalid or unenforceable the Licensed Patents, or any claim thereof.

6.7                               Effects of Termination.  The effect of termination pursuant to Section 6.2, by Licensee pursuant to Section 6.3, by either Party, as applicable, under Section 6.4, or by Licensor pursuant to Section 6.5 or 6.6 shall be as follows:

6.7.1                     The licenses granted by Licensor hereunder shall terminate, and Licensee, its Affiliates, and (unless the sublicense agreement is assigned pursuant to Section 6.7.2) all Sublicensees shall cease to make, have made, use, import, sell, and offer for sale all AAV Materials or Licensed Products and shall cease to otherwise practice the Licensed Patents; provided that Licensee, its Affiliates, and Sublicensees shall have the right to continue to sell their existing inventories of Licensed Products for a period not to exceed [***] after the effective date of such termination;

6.7.2                     Licensee shall assign to Licensor any or all sublicenses granted to Third Parties to the extent of the rights licensed to Licensee hereunder and sublicensed to the Sublicensee; provided that (i) prior to such assignment, Licensee shall advise Licensor whether such Sublicensee is then in full compliance with all terms and conditions of its sublicense and continues to perform thereunder, and, if such Sublicensee is not in full compliance or is not

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continuing to perform, Licensor may elect not to have such sublicense assigned, in which event such sublicense shall terminate; (ii) such Sublicensee must agree in writing to assume Licensee’s terms, conditions, and obligations to Licensor set forth in this Agreement, including all payment obligations; and (iii) following such assignment, Licensor shall not be liable to such Sublicensee with respect to any obligations of Licensee to the Sublicensee that are not consistent with, or not required by, Licensor’s obligations to Licensee under this Agreement; and all sublicenses not assigned to Licensor as provided in this Section 6.7.2 shall terminate;

6.7.3                     If termination is by Licensee pursuant to Section 6.3 or by Licensor pursuant to Section 6.4, 6.5, or 6.6, then, effective as of such termination of this Agreement, Licensee shall grant, and hereby grants, to Licensor a non-exclusive, perpetual, irrevocable, worldwide, royalty-free, transferable, sublicensable license under any patentable modifications or improvements (and any intellectual property rights with respect thereto) developed, during the term of this Agreement, by Licensee, any Affiliates, or any Sublicensees to any vector that is the subject of a claim within any of the Licensed Patents, for use by Licensor (and its sublicensees) for the research, development, and commercialization of products in any therapeutic indication; provided that the categorization of patentable modifications or improvements that are subject to this Section 6.7.3 will be subject to the same exclusions applicable to “Licensed Back Improvements” under Sections 2.7.5 and 2.7.6.

6.7.4                     Licensee shall pay all monies then-owed to Licensor under this Agreement;

6.7.5                     Each Receiving Party shall, at the other Party’s request, return all Confidential Information of the Disclosing Party.  Notwithstanding the foregoing, one copy may be kept by either Party for a record of that Party’s obligations; and

6.7.6                     If termination is only with respect to a particular Disease Indication within the Research Field or the Commercial Field, but not all Disease Indications, then the provisions of this Section 6.7 shall only apply with respect to the terminated Disease Indications, and this Agreement shall continue as provided herein with respect to the non-terminated Disease Indications.

6.8                               Survival.  Licensee’s obligation to pay all monies due and owed to Licensor under this Agreement which have matured as of the effective date of termination or expiration shall survive the termination or expiration of this Agreement.  In addition, the provisions of Article 1 (Definitions), Section 2.4, (Retained Rights), Section 2.5 (Government Rights), Section 2.7 (Improvements), Section 3.1 (Initial Fee), Article 3 (Consideration) (with respect to any final reports or to the extent any amounts are due but unpaid), Section 3.7 (Reports and Records), Article 5 (Confidentiality), Section 6.7 (Effects of Termination), Section 6.8 (Survival), Section 8.3 (Disclaimer of Warranties, Damages), Section 8.4 (Indemnification), Section 8.5 (Insurance), Article 9 (Use of Name), and Article 10 (Additional Provisions) shall survive such termination or expiration of this Agreement in accordance with their respective terms.

ARTICLE 7:  PATENT MAINTENANCE; PATENT INFRINGEMENT

7.1                               Prosecution of Licensed Patents.  As between Licensor and Licensee, but subject to any obligations of Licensor to the ReGenX Licensors, the Parties agree as follows:

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7.1.1                     Licensor shall have the sole right, but not the obligation, to Prosecute patent applications and issued patents within Licensed Patents, in Licensor’s sole discretion.

7.1.2                     Nothing in this Agreement obligates Licensor to continue to Prosecute any patent applications or issued patents, and Licensee acknowledges that Licensor shall have no obligation to undertake any inter-party proceedings, such as oppositions or interferences, or to undertake any re-examination or re-issue proceedings, in either case, with respect to the Licensed Patents.

7.2                               Infringement Actions Against Third Parties.

7.2.1                     Licensee is responsible for notifying Licensor promptly of any infringement of Licensed Patents within the Disease Indications (other than Retained Rights) that may come to Licensee’s attention.

7.2.2                     As between Licensor and Licensee, but subject to any obligations of Licensor to the ReGenX Licensors, Licensor shall have the sole right, but not the obligation, to prosecute any such infringement [***] recovered in connection therewith.  In any action to enforce any of the Licensed Patents, Licensee, at the request and expense of Licensor, shall cooperate to the fullest extent reasonably possible.  Nothing in this Agreement obligates Licensor to bring or prosecute lawsuits against Third Parties for infringement of any Licensed Patents.

7.2.3                     Licensee shall have no right to undertake prosecution of any such infringement.

7.3                               Defense of Infringement Claims.  In the event Licensee or Licensor becomes aware that Licensee’s or any of its Affiliates’ or any Sublicensees’ practice of the Licensed Patents is the subject of a claim for patent infringement by a Third Party, that Party shall promptly notify the other, and the Parties shall consider the claim and the most appropriate action to take.  Licensee shall cause each of its Affiliates and each Sublicensee to notify Licensee promptly in the event such entity becomes aware that its practice of the Licensed Patents is the subject of a claim of patent infringement by another.  To the extent Licensor takes any action, Licensor (or the ReGenX Licensors) shall have the right to require Licensee’s reasonable cooperation in any such suit, upon written notice to Licensee; and Licensee shall have the obligation to participate upon Licensor’s request, in which event, Licensor shall bear the cost of Licensee’s participation.  Without Licensor’s prior written permission, Licensee must not settle or compromise any such suit in a manner that imposes any material obligations or restrictions on Licensor or the ReGenX Licensors or grants any rights to the Licensed Patents other than rights that Licensee has the right to grant under this Agreement.

ARTICLE 8:  REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

8.1                               Representations and Warranties by Licensor.  Licensor represents and warrants to Licensee as of the Effective Date:

8.1.1                     Licensor has the right, power, and authority to enter into this Agreement and to grant to Licensee the licenses specified in this Agreement;

8.1.2                     This Agreement when executed shall become the legal, valid, and binding obligation of it, enforceable against it, in accordance with its terms;

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8.1.3                     There are no actions, suits, proceedings, or arbitrations pending or, to Licensor’s knowledge, threatened against Licensor relating to the Licensed Research Patents that would be inconsistent with the rights granted to Licensee under this Agreement;

8.1.4                     To Licensor’s Knowledge, Licensor has not received any written notice from the ReGenX Licensors informing Licensor that there are any actions, suits, proceedings, or arbitrations pending against the ReGenX Licensors relating to the Licensed Research Patents that would be inconsistent with the rights granted to Licensee under this Agreement;

8.1.5                     To Licensor’s knowledge, (a) the Licensed Research Patents are solely owned by the Trustees of the University of Pennsylvania, and (b) no Third Party (other than the ReGenX Licensors) has any right, interest, or claim in or to such Licensed Research Patents with respect to the Disease Indications that are inconsistent with those granted to Licensee with respect to the Disease Indications;

8.1.6                     To Licensor’s knowledge, GSK Agreement and Penn Agreement are in full force and effect;

8.1.7                     To Licensor’s knowledge, no Third Party is infringing any of the Licensed Research Patents in a manner that is inconsistent with the scope of rights granted to Licensee with respect to the Disease Indications; and

8.1.8                     Licensor has not received any written notice from any Third Party patentee alleging infringement of such Third Party’s patents by the practice of the Licensed Research Patents with respect to the Disease Indications.

8.2                               Representations and Warranties by Licensee.  Licensee represents and warrants to Licensor as of the Effective Date that:

8.2.1                     Licensee has the right, power, and authority to enter into this Agreement and to grant the licenses granted by it hereunder;

8.2.2                     This Agreement when executed shall become the legal, valid, and binding obligation of it, enforceable against it, in accordance with its terms;

8.2.3                     Licensee has the ability and the resources, including financial resources, necessary to carry out its obligations under this Agreement; and

8.2.4                     There are no actions, suits, proceedings, or arbitrations pending or, to Licensee’s knowledge, threatened against Licensee that would impact activities under this Agreement.

8.3                               Disclaimer of Warranties, Damages.

8.3.1                     EXCEPT AS SET FORTH IN SECTION 8.1, THE LICENSED PATENTS, AAV MATERIALS, LICENSED PRODUCTS, AND ALL RIGHTS LICENSED UNDER THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS, AND LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO.  BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LICENSOR MAKES NO

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REPRESENTATIONS OR WARRANTIES, AND HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED REPRESENTATIONS AND WARRANTIES, (i) OF COMMERCIAL UTILITY, ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY OF THE LICENSED PATENTS, AND PROFITABILITY; OR (ii) THAT THE USE OF THE LICENSED PATENTS, AAV MATERIALS, OR LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES.

8.3.2                     EXCEPT AS SET FORTH HEREIN, NONE OF LICENSOR OR THE REGENX LICENSORS SHALL BE LIABLE TO LICENSEE, LICENSEE’S SUCCESSORS OR ASSIGNS, ANY SUBLICENSEES, OR ANY THIRD PARTY WITH RESPECT TO ANY CLAIM ARISING FROM USE OF THE LICENSED PATENTS, AAV MATERIALS, LICENSED PRODUCTS, AND ANY OR ALL RIGHTS LICENSED UNDER THIS AGREEMENT OR FROM THE DEVELOPMENT, TESTING, MANUFACTURE, USE, OR SALE OF AAV MATERIALS OR LICENSED PRODUCTS

8.3.3                     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ITS SUCCESSORS OR ASSIGNS, ANY SUBLICENSEE, OR THIRD PARTY AND NEITHER OF THE REGENX LICENSORS SHALL BE LIABLE TO LICENSEE, LICENSEE’S SUCCESSORS OR ASSIGNS, ANY SUBLICENSEES, OR ANY THIRD PARTY WITH RESPECT TO ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ANY ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES; PROVIDED THAT NOTHING IN THIS SECTION 8.3.3 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER SECTION 8.4 OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 5.

8.4                               Indemnification.

8.4.1                     By Licensee.  Licensee shall defend, indemnify, and hold harmless Licensor, the ReGenX Licensors, and their respective shareholders, members, officers, directors, trustees, faculty, students, contractors, agents, and employees (individually, a “Licensor Indemnified Party” and, collectively, the “Licensor Indemnified Parties”) from and against any and all Third Party liability, loss, damage, action, claim, fee, cost, or expense (including attorneys’ fees) (individually, a “Third Party Liability” and, collectively, the “Third Party Liabilities”) suffered or incurred by the Licensor Indemnified Parties from claims of such Third Parties that result from or arise out of: (i) [***]; (ii) [***]; and (iii) [***]; provided, however, that Licensee shall not be liable for claims to the extent based on any breach by Licensor of the representations, warranties, or obligations of this Agreement or the gross negligence or intentional misconduct of any of the Licensor Indemnified Parties.  Without limiting the foregoing, Licensee must defend, indemnify, and hold harmless the Licensor Indemnified Parties from and against any Third Party Liabilities resulting from:

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(a)                                 any [***] or other claim of any kind related to the [***] by a Third Party of a Licensed Product that was [***] by Licensee, its Affiliates, any Sublicensees, their respective assignees, or vendors;

(b)                                 any claim by a Third Party that the [***]; and

(c)                                  [***] conducted by or on behalf of Licensee, its Affiliates, any Sublicensees, their respective assignees, or vendors relating to the Licensed Patents, AAV Materials, or Licensed Products, including any claim by or on [***].

8.4.2                     By Licensor.  Licensor shall defend, indemnify, and hold harmless Licensee, its shareholders, members, officers, directors, contractors, agents, and employees (individually, a “Licensee Indemnified Party” and, collectively, the “Licensee Indemnified Parties”) from and against any and all Third Party Liabilities suffered or incurred by the Licensee Indemnified Parties from claims of such Third Parties to the extent that such claims result from or arise out of the [***]; provided, however, that Licensor shall not be liable for claims to the extent based on any breach by Licensee of the representations, warranties, or obligations of this Agreement or the gross negligence or intentional misconduct of any of the Licensee Indemnified Parties.

8.4.3                     Indemnification Procedure.  Each Party, as an indemnifying party (an “Indemnifying Party”), shall not be permitted to settle or compromise any claim or action giving rise to Third Party Liabilities in a manner (a) that imposes any restrictions or obligations on any indemnified party (an “Indemnified Party”) without the Indemnified Party’s prior written consent, (b) if Licensee is the Indemnifying Party, that imposes any restrictions or obligations on the ReGenX Licensors or grants any rights to the Licensed Patents, AAV Materials, or Licensed Products other than those Licensee has the right to grant under this Agreement without Licensor’s prior written consent, or (c) if Licensor is the Indemnifying Party, that grants any rights to the Licensed Back Improvements other than those Licensor has the right to grant under this Agreement without Licensee’s prior written consent.  The Indemnifying Party shall be permitted to control any litigation or potential litigation involving the defense of any claim subject to indemnification pursuant to this Section 8.4, including the selection of counsel, with the reasonable approval of the Indemnified Party.  If an Indemnifying Party fails or declines to assume the defense of any such claim or action within [***] after notice thereof, the Indemnified Party may assume the defense of such claim or action at the cost and risk of the Indemnifying Party, and any Third Party Liabilities related thereto shall be conclusively deemed a Third Party Liability of the Indemnifying Party.  The indemnification rights of a Indemnified Party contained in this Agreement are in addition to all other rights that such Indemnified Party may have at law or in equity or otherwise.  The Indemnifying Party will pay directly all Third Party Liabilities incurred for defense or negotiation of any claim hereunder or will reimburse the Indemnified Party for all documented Third Party Liabilities incident to the defense or negotiation of any such claim within [***] after the Indemnifying Party’s receipt of invoices for such fees, expenses, and charges.

8.5                               Insurance.  Licensee will procure and maintain insurance policies for the following coverages with respect to product liability, personal injury, bodily injury, and property damage arising out of Licensee’s (and its Affiliates’ and any Sublicensees’) performance under this

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Agreement: (a) during the term of this Agreement, comprehensive general liability, including broad form and contractual liability, in a minimum amount of $[***] combined single limit per occurrence (or claim) and in the aggregate annually; (b) prior to the commencement of clinical trials involving Licensed Products and thereafter for a period of not less than [***] (or such longer period as Licensee is required by applicable law to continue to monitor the participants in the clinical trial), clinical trials coverage in amounts that are reasonable and customary in the U.S. pharmaceutical industry, subject always to a minimum limit of $[***] combined single limit per occurrence (or claim) and in the aggregate annually; and (c) from prior to the first commercial sale of a Licensed Product until [***] after the last sale of a Licensed Product, product liability coverage, in amounts that are reasonable and customary in the U.S. pharmaceutical industry, subject always to a minimum limit of $[***] combined single limit per occurrence (or claim) and in the aggregate annually.  Licensor may review periodically the adequacy of the minimum amounts of insurance for each coverage required by this Section 8.5, and Licensor reserves the right to require Licensee to adjust the limits accordingly.  The required minimum amounts of insurance do not constitute a limitation on Licensee’s liability or indemnification obligations to the Licensor Indemnified Parties under this Agreement.  The policies of insurance required by this Section 8.5 will be issued by an insurance carrier with an A.M. best rating of [***] or better and will name Licensor as an additional insured with respect to Licensee’s performance (and its Affiliates’ and any Sublicensees’) under this Agreement.  Licensee will provide Licensor with insurance certificates evidencing the required coverage within [***] after the Effective Date and the commencement of each policy period and any renewal periods.  Each certificate will provide that the insurance carrier will notify Licensor in writing at least [***] prior to the cancellation or material change in coverage.  Licensee will cause all Sublicensees to comply with the terms of this Section 8.5 to the same extent as Licensee.

ARTICLE 9:  USE OF NAME

Licensee, its Affiliates, any Sublicensees, and all of its and their employees and agents must not use Licensor’s, the University of Pennsylvania’s, or SmithKline Beecham Corporation’s name, seal, logo, trademark, or service mark (or any adaptation thereof) or the name, seal, logo, trademark, or service mark (or any adaptation thereof) of any of such entities’ representative, school, organization, employee, or student in any way without the prior written consent of Licensor or such entity, as applicable; provided, however that Licensee may acknowledge the existence and general nature of this Agreement, subject to Section 5.3.

ARTICLE 10:  ADDITIONAL PROVISIONS

10.1                        Relationship.  Nothing in this Agreement shall be deemed to establish a relationship of principal and agent between Licensee and Licensor, nor any of their agents or employees for any purpose whatsoever, nor shall this Agreement be construed as creating any other form of legal association or arrangement which would impose liability upon one Party for the act or failure to act of the other Party.

10.2                        Assignment.  The rights and obligations of Licensee and Licensor hereunder shall inure to the benefit of, and shall be binding upon, their respective permitted successors and assigns.  Licensee may not assign this Agreement or any of its rights or obligations under this Agreement

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without the prior written consent of Licensor, which consent may not be unreasonably withheld, conditioned, or delayed.  Notwithstanding the foregoing, Licensee may assign this Agreement without Licensor’s consent, (a) to an Affiliate; provided that such Affiliate will continue to have to perform under Section 4.1 with at least the same level of efforts that Licensee would have been required to exercise; or (b) pursuant to a sale or merger of Licensee or the transfer of substantially all of the assets of Licensee’s business to which this Agreement relates (whether by sale, merger, reorganization, consolidation, or otherwise); provided that, as part of any permitted assignment, (i) Licensee provides Licensor with written notice of such assignment at least five business days prior to the effectiveness of such assignment; (ii) Licensee requires any such assignee to agree in writing to be legally bound by this Agreement to the same extent as Licensee and provides Licensor with a copy of such assignee undertaking; and (iii) if such assignment is to an Affiliate, Licensee remains responsible for the performance of this Agreement by such Affiliate.  An assignment to an Affiliate will terminate, and all rights assigned will revert to Licensee, if and when such Affiliate ceases to be an Affiliate of Licensee, and Licensee will provide Licensor written notice of such assignment within five business days of such event.  In addition, Licensee will provide Licensor with written notice of any Change of Control (for purposes of this Agreement, the term “Change of Control” means the acquisition by a person or group of “control” of Licensee, as defined in Section 1.3, whether or not the person or group acquiring control would be deemed an “Affiliate” under such Section 1.3) of Licensee at least five business days prior to the effectiveness of such Change of Control.  Licensor may assign this Agreement and its rights and obligations without the consent of Licensee.  No assignment shall relieve the assigning Party of responsibility for the performance of any accrued obligations which it has prior to such assignment.  Any attempted assignment by Licensee in violation of this Section 10.2 shall be null and void and of no legal effect.

10.3                        Waiver.  A waiver by either Party of a breach of any provision of this Agreement will not constitute a waiver of any subsequent breach of that provision or a waiver of any breach of any other provision of this Agreement.

10.4                        Notices.  Notices, payments, statements, reports, and other communications under this Agreement shall be in writing and shall be deemed to have been received as of the date received if sent by public courier (e.g., Federal Express), sent by Express Mail, receipt requested, delivered in person, or sent by facsimile (with a copy of such facsimile also sent by one of the other methods of delivery) and addressed as follows:

If for Licensor:	with a copy to:

ReGenX Biosciences, LLC 750 17th Street, NW Suite 1100 Washington, DC 20006 USA Attn: Chief Executive Officer Telephone: 202-785-7438 Facsimile: 202-785-7439	ReGenX Biosciences, LLC 750 17th Street, NW Suite 1100 Washington, DC 20006 USA Attn: General Counsel Telephone: 202-785-7438 Facsimile: 202-785-7439

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If for Licensee:

Voyager Therapeutics, Inc. 75 Sidney Street Cambridge, MA 02139 Attn: Chief Executive Officer Telephone: 857-259-5340 Facsimile: 617-621-2971

Either Party may change its official address upon written notice to the other Party.

10.5                        Applicable Law.  This Agreement shall be construed and governed in accordance with the laws of the State of Delaware, without giving effect to conflict of law provisions that may require the application of the laws of another jurisdiction.  Subject to Section 10.6, the Parties hereby submit to the exclusive jurisdiction of and venue in the courts located in the State of Delaware with respect to any and all disputes concerning the subject of this Agreement.

10.6                        Dispute Resolution.  In the event of any controversy or claim arising out of or relating to this Agreement, the Parties shall first attempt to resolve such controversy or claim through good faith negotiations for a period of not less than [***] following notification of such controversy or claim to the other Party.  If such controversy or claim cannot be resolved by means of such negotiations during such period, then such controversy or claim shall be resolved by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with the Commercial Arbitration Rules of the AAA in effect on the date of commencement of the arbitration, subject to the provisions of this Section 10.6.  The arbitration shall be conducted as follows:

10.6.1              The arbitration shall be conducted by three arbitrators, each of whom by training, education, or experience has knowledge of the research, development, and commercialization of biological therapeutic products in the United States.  The arbitration shall be conducted in English and held in New York, New York.

10.6.2              In its demand for arbitration, the Party initiating the arbitration shall provide a statement setting forth the nature of the dispute, the names and addresses of all other parties, an estimate of the amount involved (if any), the remedy sought, otherwise specifying the issue to be resolved, and appointing one neutral arbitrator.  In an answering statement to be filed by the responding Party within [***] after confirmation of the notice of filing of the demand is sent by the AAA, the responding Party shall appoint one neutral arbitrator.  Within [***] from the date on which the responding Party appoints its neutral arbitrator, the first two arbitrators shall appoint a chairperson.

10.6.3              If a Party fails to make the appointment of an arbitrator as provided in Section 10.6.2, the AAA shall make the appointment.  If the appointed arbitrators fail to appoint a chairperson within the time specified in Section 10.6.2 and there is no agreed extension of time, the AAA shall appoint the chairperson.

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10.6.4              The arbitrators will render their award in writing and, unless all Parties agree otherwise, will include an explanation in reasonable detail of the reasons for their award.  Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, including in the courts described in Section 10.5.  The arbitrators will have the authority to grant injunctive relief and other specific performance; provided that the arbitrators will have no authority to award damages in contravention of this Agreement, and each Party irrevocably waives any claim to such damages in contravention of this Agreement.  The arbitrators will, in rendering their decision, apply the substantive law of the State of Delaware, without giving effect to conflict of law provisions that may require the application of the laws of another jurisdiction.  The decision and award rendered by the arbitrators will be final and non-appealable (except for an alleged act of corruption or fraud on the part of the arbitrator).

10.6.5              The Parties shall use their reasonable efforts to conduct all dispute resolution procedures under this Agreement as expeditiously, efficiently, and cost-effectively as possible.

10.6.6              All expenses and fees of the arbitrators and expenses for hearing facilities and other expenses of the arbitration will be borne equally by the Parties unless the Parties agree otherwise or unless the arbitrators in the award assess such expenses against one of the Parties or allocate such expenses other than equally between the Parties.  Each of the Parties will bear its own counsel fees and the expenses of its witnesses except to the extent otherwise provided in this Agreement or by applicable law.

10.6.7              Compliance with this Section 10.6 is a condition precedent to seeking relief in any court or tribunal in respect of a dispute, but nothing in this Section 10.6 will prevent a Party from seeking equitable or other interlocutory relief in the courts of appropriate jurisdiction, pending the arbitrators’ determination of the merits of the controversy, if applicable to protect the confidential information, property, or other rights of that Party or to otherwise prevent irreparable harm that may be caused by the other Party’s actual or threatened breach of this Agreement.

10.7                        No Discrimination.  Licensee, its Affiliates, and any Sublicensees, in their respective activities under this Agreement, shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual, or affectional preference, age, religion, national, or ethnic origin, handicap, or because he or she is a disabled veteran or a veteran (including a veteran of the Vietnam Era).

10.8                        Compliance with Law.  Licensee (and its Affiliates’ and any Sublicensees’) must comply with all prevailing laws, rules, and regulations that apply to its activities or obligations under this Agreement.  Without limiting the foregoing, it is understood that this Agreement may be subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities, articles, and information, including the Arms Export Control Act as amended in the Export Administration Act of 1979 and that Licensee’s obligations are contingent upon compliance with applicable United States export laws and regulations.  The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Licensee that Licensee shall not export data or commodities to certain foreign countries without prior

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approval of such agency.  Licensor neither represents that a license is not required nor that, if required, it will issue.

10.9                        Entire Agreement.  This Agreement embodies the entire understanding between the Parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, including that certain Mutual Confidentiality Agreement effective as of December 12, 2013 between the Parties.  All “Confidential Information” disclosed by the Parties pursuant to such Mutual Confidentiality Agreement shall be deemed “Confidential Information” under this Agreement (unless and until it falls within one of the exclusions set forth in Section 1.7).  This Agreement may not be varied except by a written document signed by duly authorized representatives of both Parties.

10.10                 Marking.  Licensee, its Affiliates, and any Sublicensees shall mark any Licensed Product (or their containers or labels) made, sold, or otherwise distributed by it or them under this Agreement with any notice of patent rights necessary or (to the extent commercially feasible and consistent with prevailing business practices) desirable under applicable law to enable the Licensed Commercial Patents to be enforced to their full extent in any country where Licensed Products are made, used, sold, offered for sale, or imported.

10.11                 Severability and Reformation.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalid or unenforceable provision will be automatically revised to be a valid or enforceable provision that comes as close as permitted by law to the Parties’ original intent; provided that, if the Parties cannot agree upon such valid or enforceable provision, the remaining provisions of this Agreement will remain in full force and effect, unless the invalid or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable provisions.

10.12                 Further Assurances.  Each Party hereto agrees to execute, acknowledge, and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.13                 Interpretation; Construction.  The captions to the several Articles and Sections of this Agreement are included only for convenience of reference and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.  In this Agreement, unless the context requires otherwise, (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) references to the singular shall include the plural and vice versa; (c) references to masculine, feminine, and neuter pronouns and expressions shall be interchangeable; (d) the words “herein” or “hereunder” relate to this Agreement; (e) “or” is disjunctive but not necessarily exclusive; (f) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (g) all references to “dollars” or “$” herein shall mean U.S. Dollars; (h) unless otherwise provided, all reference to Sections, Articles, and exhibits in this Agreement are to Sections, Articles, and exhibits of and in this Agreement; and (i) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.  Business days shall mean a day on which banking institutions in Washington, D.C. are open for business.  Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it

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has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

10.14                 Cumulative Rights and Remedies.  The rights and remedies provided in this Agreement and all other rights and remedies available to either Party at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity.  Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

10.15                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this License Agreement to be executed by their duly authorized representatives.

REGENX BIOSCIENCES, LLC		VOYAGER THERAPEUTICS, INC.

By:	/s/ Kenneth T. Mills	By:	/s/ Mark Levin
Name: Kenneth T. Mills		Name: Mark Levin
Title: President & CEO		Title: CEO

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Exhibit A

Licensed Research Patents

Application #	Title	Inventors	Nos.	Penn Docket #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Press Release

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.